UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 25, 2009

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 25, 2009, the Board of Directors (the “Board”) of the Company approved amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective January 1, 2010.

Section 3.09(a) of the Bylaws was amended to provide that the Company will have a standing risk committee.

Article 4 of the Bylaws was amended to provide for separate positions of Chairman of the Board and Chief Executive Officer.  The Amendments also include certain conforming amendments to several other provisions of the Bylaws.  In addition, Article 4 of the Bylaws was amended to provide that the officers of the Corporation shall include a Chief Administrative Officer and Chief Operating Officer and may include one or more Vice Chairmen.

Section 5.01(a) of the Bylaws was amended to provide that every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Company by the Chairman of the Board, the President, any Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company representing the number of shares registered in certificate form.

Section 6.04 of the Bylaws was amended to clarify that attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 6.07(e) of the Bylaws was amended to clarify that the Company’s obligation, if any, to indemnify or to advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be reduced by any amount such person shall collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust or other enterprise.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description

3.1	Amended and Restated Bylaws, as amended to date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	December 28, 2009	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Assistant Secretary and Counsel